Exhibit 10.8.5

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to the License Agreement, effective as of this 16th day of March, 2015 (the “Amendment Date”) by and between NephroGenex, Inc., a Delaware corporation having its principal place of business at 2300 Englert Drive, Durham, NC, 27713 (“LICENSEE”) and Vanderbilt University by and through its Center for Technology Transfer and Commercialization, having a principal place of business at 1207 17th Avenue South, Suite 105, Nashville, TN 37212 (hereinafter referred to as “VANDERBILT”),

WHEREAS LICENSEE and VANDERBILT have entered into a RESTATED and AMENDED LICENSE AGREEMENT effective as of July 1, 2012 (the “License Agreement”), as amended on November 6, 2013 (the “First Amendment to the License Agreement”);

WHEREAS LICENSEE and VANDERBILT have a desire to amend Appendix A of the License Agreement to clarify the Licensed Patents subject to the License Agreement;

NOW, THEREFORE, in consideration of the mutual promise and other good and valuable consideration in hand paid, LICENSEE and VANDERBILT hereto replace Appendix A in the License Agreement with amended Appendix A attached hereto.

Except as otherwise provided in this Second Amendment to the License Agreement, all other provisions, terms, and conditions of the License agreement, as amended by the First Amendment to the License Agreement, shall remain unchanged

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IN WITNESS WHEREOF, LICENSEE and VANDERBILT have executed this Second Amendment to the License Agreement as of the date set forth in the first paragraph above.

NephroGenex, Inc.

4/27/15	/s/ J. Wesley Fox
Dated	J. Wesley Fox, Ph.D.
President, Chief Scientific Officer and Director

Vanderbilt University

4/23/15	/s/ A. Bentley
Dated	Name A. Bentley

Title Asst. VC — Tech Transfer

Appendix A

LICENSED TECHNOLOGY

U.S. Patent Application Serial No 14/302968 Publication No:20140296303

USE OF PYRIDOXAMINE TO TREAT AND/OR PREVENT DISEASE PROCESSES

U.S. Patent Application Serial No. 62/078299 filed November 11, 2014

METHODS FOR LIMITING ACUTE KIDNEY INJURY

U.S. Patent Application Serial No. 62/130435 filed March 9, 2015

METHODS FOR LIMITING ACUTE KIDNEY INJURY